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                                                                    Exhibit 10.3


                    AMERICAN RESTAURANT GROUP HOLDINGS, INC.



                                       AND



                    UNITED STATES TRUST COMPANY OF NEW YORK,


                           ---------------------------


                               SECOND SUPPLEMENTAL
                                    INDENTURE



                          Dated as of February 25, 1998
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            SECOND SUPPLEMENTAL INDENTURE, dated as of February 25, 1998, between AMERICAN RESTAURANT GROUP HOLDINGS, INC., a Delaware corporation (the "Issuer"), and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee"), under the Indenture dated as of December 1, 1993, as amended by that certain First Supplemental Indenture, dated as of March 13, 1996 (the "Indenture").

                                    RECITALS

            WHEREAS, pursuant to the Indenture, the Issuer has issued $105,557,000 aggregate principal amount of its 14% Senior Discount Debentures due 2005 (the "Securities");

            WHEREAS, Section 9.02 of the Indenture provides, among other things, that the Issuer and the Trustee may, with the consent of the Holders (as defined therein) of not less than a majority in aggregate principal amount of the Securities then outstanding, amend the Indenture in certain respects;

            WHEREAS, the Issuer, pursuant to the foregoing authority, pro poses in and by this Second Supplemental Indenture to amend the Indenture in certain respects as described herein and to amend and restate the terms of the Series A and Series B Securities as Series C Securities; and

            WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Issuer and the Trustee and a valid amendment of and supplement to the Indenture have been done;

            NOW, THEREFORE, in consideration of the premises, the Issuer and the Trustee agree as follows:


                                    ARTICLE I

                           AMENDMENTS TO THE INDENTURE

            Section 1.1 Amendment to Section 1.01-New Definitions. Section 1.01 of the Indenture is hereby amended by adding the following new definitions in the appropriate alphabetical order:

      "Beneficial Owner" means any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares with any other Person or Persons (a) the power to vote or give consent with respect to any Securities under the Indenture, which includes the power to direct the voting


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of or consent with respect to any Securities, or (b) the power to invest the principal of or interest on any Securities, which includes the power to dispose or direct the disposition of any Securities or any payments thereon or thereunder or to receive or invest the proceeds therefrom. A person may be regarded, under circumstances which enable the exercise of the aforesaid powers (whether or not exercised ), as having beneficial ownership of a Security which is owned (1) by that person's spouse or minor children or by any of that person's relatives or spouse's relatives who share the same home with that person; (2) a partnership of which that person is a partner; or (3) a corporation of which that person is a substantial shareholder. A person is also deemed to be the beneficial owner of Securities which that person has the right to acquire within 60 days, including but not limited to any right to acquire through the exercise of an option, pursuant to the power to revoke a trust or pursuant to the automatic termination of a trust.

      "Excess Cash" means (a) the aggregate amount of cash and Cash Equivalents received by the Company from its Subsidiaries, including from dividends plus (b) the net proceeds from the sale of any stock of ARG by the Company, less in each case the provision for income and other taxes of the Company for the current fiscal year and the immediately preceding fiscal year and amounts necessary for the payment of ordinary and customary operating expenses of the Company.

      "Exchange Debentures" means the 12% Subordinated Debentures due 2003 of ARG issued in exchange for the PIK Preferred Stock having an aggregate principal amount equal to the aggregate liquidation preference of the PIK Preferred Stock.

      "New Credit Facility" means the credit agreement among ARG and its Subsidiaries, the Credit Agent, BankBoston, N.A. and the lenders party thereto, providing for loans of up to $20 million, as such agreement may be amended, supplemented or otherwise modified, refinanced or replaced from time to time.

      "New Senior Secured Note Indenture" means the Indenture, dated as of February 25, 1998, among ARG, the Guarantors named therein and U.S. Trust Company, as trustee, as amended, supplemented or otherwise modified from time to time.

      "New Senior Secured Notes" means any series of the 11 1/2% Senior Secured Notes due 2003 of ARG and the guarantees thereof issued under the New Senior Secured Note Indenture, as amended, supplemented or otherwise modified from time to time.

      "New Warrants" means the Common Stock Purchase Warrants issued on February 25, 1998 to purchase initially 104,794 shares, subject to adjustment


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pursuant to the Warrant Agreement relating thereto (the "Warrant Agreement") of the Common Stock, par value $.01 per share of ARG (the "ARG Common Stock"), at an initial exercise price, subject to adjustment pursuant to the Warrant Agreement, of $.01 per share.

      "Options" means options issued to management and employees of ARG and its Subsidiaries with respect to up to 15% of the fully diluted ARG Common Stock outstanding.

      "PIK Preferred Stock" means any series of the 12% Senior Exchangeable Preferred Stock of ARG having an aggregate liquidation preference of up to $100 million outstanding at any time.

      "Refinancing Date" means February 25, 1998.

      "Series C Securities" means the 14.25% Senior Discount Debentures due 2005, Series C, issued pursuant to this Indenture as an amendment and restatement of the Series A and Series B Securities.

            Section 1.2 Amendment to Section 1.01-Deletion of Definitions.
Section 1.01 of the Indenture is hereby amended by deleting the following definitions in their entirety: "Credit Facility", "Designated Restaurant", "Net Cash Proceeds of Mortgage Indebtedness", "Net Proceeds Offer Trigger Date" and "Plan of Liquidation".

            Section 1.3 Amendment to Section 1.01-Accreted Value. The definition of "Accreted Value" contained in Section 1.01 of the Indenture is hereby amended by adding the following sentence to the end thereof:

      "For the purposes of determining the Accreted Value of the Series C Securities, "Accreted Value" means as of any date of determination (a) on or after February 24, 1998 and prior to June 15, 1998, the sum of $341.35 per $1,000 principal amount of Series C Securities plus the Proportionate Amount on such date and (b) on or after June 15, 1998, the sum of $356.15 plus the portion of the excess of the principal amount of each Series C Security over such amount which shall have been amortized through such date, such amount to be so amortized on a daily basis and compounded semi-annually on each June 15 and December 15 at the rate of 14.25% per annum from June 15, 1998 through the date of determination computed on the basis of a 360-day year of twelve 30-day months. The "Proportion ate Amount" with respect to a Series C Security, as of any date, is defined as an amount equal to the product of (i) $14.80
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      multiplied by (ii) a fraction, the numerator of which is the actual number of days elapsed from February 24, 1998 to and including the date for which the Proportionate Amount is being determined, and the denominator of which is 111."

            Section 1.4 Amendment to Section 1.01-ARG. The definition of "ARG" contained in Section 1.01 of the Indenture is hereby amended by deleting from the end thereof the words ", a Wholly-Owned Subsidiary of the Company".

            Section 1.5 Amendment to Section 1.01-Asset Sale. The definition of "Asset Sale" contained in Section 1.01 of the Indenture is hereby amended by deleting the words "provided that any sale or transfer of assets (a) from a Subsidiary to the Company or any Wholly-Owned Subsidiary or (b) made in accordance with Section 5.01 shall not constitute an Asset Sale" at the end thereof and replacing such words with the words "provided that any sale or transfer of assets from a Subsidiary to the Company or any Wholly-Owned Subsidiary shall not constitute an Asset Sale".

            Section 1.6 Amendment to Section 1.01-Change of Control. The definition of "Change of Control" contained in Section 1.01 of the Indenture is hereby amended by deleting the reference to "(i)" and deleting at the end thereof the words "or (ii) so long as Senior Secured Notes remain outstanding, the occurrence of a "Change of Control" as such term is defined in the Senior Secured Note Indenture governing such Senior Secured Notes".

            Section 1.7 Amendment to Section 1.01 - Credit Agent. The definition of "Credit Agent" contained in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

      ""Credit Agent" means BankBoston, N.A., as agent under the New Credit Facility, and any successor thereof in such capacity."

            Section 1.8 Amendment to Section 1.01-Lenders. The definition of "Lenders" contained in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

      ""Lenders" means the Lenders listed on the signature pages of the New Credit Facility, together with any financial institution that may become a party to the New Credit Facility as therein provided."

            Section 1.9 Amendment to Section 1.01-Letter of Credit Obligations. The definition of "Letter of Credit Obligations" contained in Section


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1.01 of the Indenture is hereby amended by replacing the words "Credit Facility"
with the words "New Credit Facility".

            Section 1.10 Amendment to Section 1.01-Permitted Investment. Subsection (viii) of the definition of "Permitted Investment" contained in
Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

      "(viii) Investments in connection with any merger or consolidation in accordance with the provisions of Section 5.01 hereof, and"

            Section 1.11 Amendment to Section 1.01-Refinancing Indebtedness. The definition of "Refinancing Indebtedness" contained in Section 1.01 of the Indenture is hereby amended and restated by deleting the words "or (xiv)" and replacing such words with the words ", (xiv), (xv), (xvi) or (xvii),"

            Section 1.12 Amendment to Section 1.01-Restricted Security. The definition of "Restricted Security" contained in Section 1.01 of the Indenture is hereby amended by adding to the end thereof the following sentence:

      "For purposes hereof, the Series C Securities shall be deemed Restricted Securities, whether or not such Securities bear the Private Placement Legend."

            Section 1.13 Amendment to Section 1.01-Securities. The definition of "Securities" contained in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

      "Securities" and "Security" mean the Series A Securities, Series B Securities and Series C Securities, as amended or supplemented from time to time, that are issued under this Indenture, including, without limitation, the Additional Securities."

            Section 1.14 Amendment to Section 1.01-"Wholly-Owned Subsidiary." The definition of "Wholly-Owned Subsidiary" contained in Section 1.01 of the Indenture is hereby amended by adding "(a)" after the word "means," and by adding to the end thereof the words "and (b) with respect to the Company, any direct Subsidiary of the Company and any Wholly-Owned Subsidiary of such Subsidiary."

            Section 1.15 Amendment to Section 2.01. Section 2.01 of the Indenture is hereby amended by adding the following sentence after the first sentence of the first paragraph thereof.


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      "The Series C Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit A-3 annexed hereto."

            Section 1.16 Amendment to Section 2.02 and Section 2.06.

            (a) Section 2.02 of the Indenture is hereby amended by deleting the last sentence of the fourth paragraph thereof and replacing it with the following sentence:

      "The Trustee or an Authenticating Agent shall authenticate Series C Securities for original issue in the aggregate principal amount of $245,679,000 upon written order of the Company signed by an Officer of the Company. In each case, the order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities issued and outstanding at any time may not exceed $245,678,800, except as provided in Section 2.07."

            (b) Section 2.02 of the Indenture is hereby amended by adding the following sentence to the end of the eighth paragraph thereof:

      "Notwithstanding the foregoing, the Series C Securities shall be issued in the form of certificated Securities in registered form only in denominations of $1,000,000 and integral multiples of $100 in excess thereof."

            (c) Section 2.06 of the Indenture is hereby amended by adding the following paragraph:

      "Neither the Company nor the Registrar shall be required to register the transfer or exchange of any Series C Securities (i) unless the Registrar has received a certification, in form and substance satisfactory to the Registrar, of the number of Beneficial Owners of such Series C Securities or (ii) if such transfer would be prohibited by the provisions of Section 2.17."

            Section 1.17 Amendment to Section 2.15. Section 2.15(b) of the Indenture is hereby amended by replacing the last sentence thereof with the following sentence:

      "In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities (i) if the Depository notifies the Company that it is unwilling or unable to continue as Depository for any Global Security and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) if an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical


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Securities or (iii) with respect to the Series C Securities, at any time after the issuance of the Series C Securities."

            Section 1.18 Amendment to Article 2. Article 2 of the Indenture is hereby amended by adding the following section to the end thereof:

      "Section 2.17. Limited Number of Beneficial Owners of the Securities. By accepting the Series C Securities, the registered Holder thereof agrees (i) to promptly notify the Registrar in writing if the number of Beneficial Owners of such Security changes at any time during the period that such registered Holder owns such Security, and (ii) that it will not permit the Beneficial Owners of such Security to be increased without the prior written consent of the Registrar. The Registrar shall note in the Security Register with respect to the Series C Securities the number of Beneficial Owners of each Security (as determined by certifications delivered by the Holders of Securities pursuant to section 2.06 in their representation letters or other written notification received from Security holders with respect to changes in the number of Beneficial Owners of Securities in requesting permission to increase the number of Beneficial Owners of Securities). The Registrar shall deny permission to register the Security in the name of a transferee pursuant to Section 2.06 and not consent to increase the number of Beneficial Owners of a Security if such registration or consent will result in the number of Beneficial Owners exceeding 75 in number. In monitoring the number of Beneficial Owners of Securities, the Registrar may rely, without independent inquiry, upon all certifications and written notifications delivered to the Registrar and may assume that the facts therein stated for any Securityholder have not changed since the most recent certification or written notification received with respect to such Security. The Registrar shall not prohibit the transfer of a Series C Security by a Securityholder to a purchaser or assignee if such Securityholder has so notified the Registrar (and, in the case of a prior transfer, received its consent), provided that the number of Beneficial Owners of such Security subsequent to such transfer does not exceed the number of Beneficial Owners of such Security (as determined by reference to the most recent certification or notification of the transferring Securityholder) prior to such transfer.

            Section 1.19 Amendment to Section 3.04. Section 3.04 of the Indenture is hereby amended by replacing the first sentence thereof with the following:

      "Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price and shall cease to bear interest (and cease to increase in their Accreted Value) from and after the redemption date (unless the Company shall default in the payment of the redemption price or accrued interest).


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            Section 1.20 Amendment to Section 3.07. Section 3.07(a) of the
Indenture is hereby amended by replacing each reference to the date "December 15, 1998" with the date "December 15, 2005."

            Section 1.21 Amendment to Section 3.08. Section 3.08 shall be amended in its entirety to read as follows:

      "Section 3.08  Excess Cash Offer

            (a) Not later than 30 Business Days after any date on which the Accumulated Amount (as defined) exceeds $1.0 million, the Company will make an irrevocable, unconditional offer (an "Excess Cash Offer") to the Holders to purchase the maximum amount of Notes which could be acquired by application of the Accumulated Amount as described herein (the "Excess Cash Offer Amount"), at a purchase price (the "Excess Cash Offer Price") equal to 100% of the Accreted Value of the Notes on the date the Notes tendered are purchased and paid for in accordance with the Indenture, which date shall be no later than 30 business Days after the first date on which the Excess Cash Offer is required to be made (the "Excess Cash Purchase Date"). Notice of an Excess Cash Offer will be sent at least 20 Business Days prior to the close of business on the third Business Day prior to the Excess Cash Purchase Date (the "Final Put Date"), by first-class mail, by the Company to each Holder at the address on the books of the Registrar, with a copy to the Indenture Trustee. The notice to the Holders will contain all information, instructions, and materials required by applicable law or otherwise material to such Holders' decision to tender Notes pursuant to the Excess Cash Offer. An amount equal to the aggregate of all Excess Cash received by the Company is referred to as the "Accumulated Amount." Prior to making any Excess Cash Offer, the Company shall invest the Accumulated Amount only in cash and Cash Equivalents. The Company may, at its option, elect to make an Excess Cash Offer in the manner specified herein prior to the time that the Accumulated Amount exceeds $1.0 million.

            (b) To the extent applicable and if required by law, the Company shall comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and other securities laws, rules, and regulations which may then be applicable to any Excess Cash Offer by the Company to purchase the Notes. The Company shall give the Indenture Trustee prompt notice if the Accumulated Amount exceeds $1.0 million.

            (c) On or before an Excess Cash Purchase Date, the Company shall (a) accept for payment Notes or portions thereof properly tendered pursuant to the Excess Cash Offer prior to the close of business on the Final Put Date (on a pro rata basis to the maximum extent possible) based on the Accreted Value of the


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Notes actually tendered if Notes with an Accreted Value in excess of the
Accreted Value of Notes to be acquired are tendered and not withdrawn), (b) deposit with the Paying Agent U.S. legal Tender sufficient to pay the Excess Cash Offer Price through the Excess Cash Purchase Date of all Notes or portions thereof so accepted, and (c) deliver to the Indenture Trustee Notes so accepted together with an Officers' Certificate stating Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or deliver to Holders of Notes so accepted, payment in an amount equal to the Excess Cash Offer Price through the Excess Cash Purchase Date for such Notes. The Indenture Trustee shall promptly cancel all Notes accepted by the Company pursuant to the Excess Cash Offer and authenticate and mail or deliver to the Holders of Notes so accepted a new Note equal in Accreted Value to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Excess Cash Offer on or as soon as practicable after the Excess Cash Payment Date.

            (d) If the amount required to acquire all Notes tendered by Holders pursuant to the Excess Cash Offer (the "Excess Cash Acceptance Amount") shall be less than the aggregate Excess Cash Offer Amount, the excess of the Excess Cash Offer Amount over the Excess Cash Acceptance Amount may be (i) invested in cash or Cash Equivalents or (ii) used by the Company to redeem the Notes. Upon consummation of any Excess Cash Offer made in accordance with the terms of the Indenture, the Accumulated Amount will be reduced to zero."

            Section 1.22 Amendment to Section 4.04.

            (a) Section 4.04(a)(i) of the Indenture is hereby amended and restated in its entirety as follows:

      "(i) intentionally omitted"

            (b) Section 4.04(a) of the Indenture is hereby amended by replacing the word "and" with a comma immediately before "(vi)" and by adding the following words to the end thereof:

      "(vii) the New Credit Facility, (viii) the New Senior Secured Note Indenture, (ix) the PIK Preferred Stock, (x) the Exchange Debentures and (x) any other Indebtedness permitted to be incurred under the New Credit Facility or the New Senior Secured Note Indenture (whether or not still in effect)."

            (c) Section 4.04(g) of the Indenture is hereby amended by replacing the words "Credit Facility as in effect on the Issue Date" with the words "New Credit Facility".


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            Section 1.23 Amendment to Section 4.05.

            (a) Section 4.05(b) of the Indenture is hereby amended and restated by replacing subsections (i) and (ii) thereof with the following:

      "(i) Indebtedness of ARG and its Subsidiaries under the New Credit Facility and any refinancing, refunding, replacement or extension thereof in an aggregate principal amount at any time outstanding not to exceed $26 million (plus Obligations for related payments for early termination, interest, fees, expenses and indemnities and other amounts payable thereunder or in connection therewith); (ii) Indebtedness evidenced by the Senior Secured Notes and the New Senior Secured Notes;"

            (b) Section 4.05(b) of the Indenture is hereby amended and restated by replacing subsections (viii) thereof with the following:

      "(viii) Mortgage Indebtedness; provided, that such Mortgage Indebtedness may, at the option of the Company, be incurred by a Mortgage Subsidiary; and provided, further, the loan-to-value ratio is not less than 60% and not more than 100% for properties owned in fee at the time of issuance;"

            (c) Section 4.05(b) of the Indenture is hereby amended and restated by replacing the word "and" with a comma immediately before "(xv)" and replacing subsection (xv) with the following:

      "; (xv) the PIK Preferred Stock; (xvi) the Exchange Debentures; (xvii) to the extent not otherwise permitted hereunder, Indebtedness permitted to be incurred under the New Senior Secured Note Indenture (whether or not still in effect); and (xviii) Indebtedness not otherwise expressly permitted by clauses
(i) through (xvii) above in an aggregate principal amount not to exceed $25,000,000 at any one time."

            Section 1.24 Amendment to Section 4.06. Section 4.06 of the Indenture is hereby amended and restated in its entirety by replacing it with the following:

      "Section 4.06  Intentionally Left Blank."

            Section 1.25 Amendment to Section 4.07. Section 4.07(iii) of the Indenture is hereby amended and restated in its entirety as follows:

      "(iii) Liens to secure Indebtedness permitted to be incurred


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pursuant to Section 4.05 and Indebtedness which is incurred to renew, extend, replace or refinance Indebtedness secured by a Lien on any property or asset of the Company and which is permitted to be incurred pursuant to Section 4.05 hereof; provided that such Liens do not extend to or cover any property or asset other than the property or asset securing the Indebtedness being renewed, extended, replaced or refinanced;"

                  Section 1.26 Amendment to Section 4.08. Section 4.08 of the Indenture is hereby amended and restated by (i) replacing each reference to "Issue Date" with the words "Refinancing Date" and (ii) replacing subsection
(vi) with the following:

         "(vi) the existence of, or the performance by the Company or any of its Subsidiaries of its obligations under the terms of, any Common Stock Subscription Agreement or other stockholder agreement or any stock option or incentive plan (including any registration rights agreement or purchase agreement related thereto) to which the Company or any of its Subsidiaries is a party as of the Refinancing Date and any similar agreements which it or any of its Subsidiaries may enter into thereafter; provided, however, that the performance by the Company or any of its Subsidiaries of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Refinancing Date shall only be permitted by this clause
(vi) to the extent that the terms of any such amendment or new agreement are not otherwise more onerous to the Company or any of its Subsidiaries party to such agreement in any material respect,"

         Section 4.08 of the Indenture is hereby amended by adding the following:

         "or (viii) transactions with Affiliates permitted to be entered into under the New Senior Secured Note Indenture (whether or not still in effect)."

                  Section 1.27 Amendment to Section 4.13. Section 4.13 of the Indenture is hereby amended by deleting the words "or any default in any payment of principal or interest due under the Credit Facility".

                  Section 1.28 Amendment to Section 4.10 and Section 4.14.

                  (a) Section 4.10 of the Indenture is hereby amended by adding the following sentence: "Notwithstanding the foregoing, ARG may issue (i) the PIK Preferred Stock and shares of ARG Capital Stock issued to management and employees of ARG and its Subsidiaries with respect to up to 15% of the fully diluted ARG Common Stock outstanding , (ii) the New Warrants, the Options and the shares of common stock of ARG issuable upon exercise or exchange of the PIK Preferred Stock, the New Warrants and the Options, and (iii) Capital Stock in bona

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fide public offerings of up to 50% of the outstanding Capital Stock on a fully diluted basis having the right to vote generally in the election of directors (including for purposes of such calculation the shares issued in such offerings)."

                  (b) Section 4.14(a) and Section 4.14(b) of the Indenture are hereby amended and restated in their entirety as follows:

                  "(a) The Company (at its own expense) shall file with the Trustee within 5 days after filing with the SEC copies of the annual reports and the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) to be filed by ARG pursuant to Section 13 or 15(d) of the Exchange Act (without regard to whether ARG is subject to the requirements of such Section 13 or 15(d) of the Exchange Act).

                  (b) At the Company's expense, the Company shall cause an annual report if furnished by ARG to its stockholders generally and each quarterly or other financial report if furnished by ARG to its stockholders generally to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar at the time of such mailing or furnishing to stockholders. If the Trustee (at the Company's request and expense) is to mail the foregoing information to the Holders, the Company shall supply such information to the Trustee at least five days prior thereto."

                  Section 1.29 Amendment to Section 5.01. Section 5.01 of the Indenture is hereby amended and restated in its entirety as follows:

         "SECTION 5.01.  Consolidations, Merger.

                  The Company shall not in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person, unless:

            (1) either the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged (the Company or such other Person being hereinafter referred to as the "Surviving Person") shall be a corporation organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

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            (2) except in the case of a transaction described in this Section
5.01 or between the Company and ARG, immediately after giving effect to such transaction on a pro forma basis, the Surviving Person could incur $1.00 of Indebtedness pursuant to the first paragraph of Section 4.05 (without giving effect to the second paragraph thereof);

            (3) immediately before and immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause (1) above and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing; and

            (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation or merger and such supple mental indenture comply with this Article 5 and that all conditions precedent herein provided relating to such transaction have been satisfied."

                  Section 1.30 Amendment to Section 5.02. Section 5.02 of the Indenture is hereby amended by deleting the words "or any transfer of assets" and "or to which such transfer is made" from the first sentence thereof.

                  Section 1.31 Amendment to Section 6.02. Section 6.02 of the Indenture is hereby amended by replacing each reference to the date "December 15, 1998" with the date "December 15, 2005."

                  Section 1.32 Amendment to Article 10. Article 10 of the Indenture is hereby amended by adding the following Section to the end thereof:

         "10.16  Separate Corporate Identity.

         Each Holder of a Security by accepting a Security acknowledges (i) that the Company is a separate legal entity from ARG, (ii) that the Holder is not relying on the credit of ARG in acquiring or holding the Security, but is relying solely on the credit of the Company, whose sole business at the time of the issuance of the Series C Securities is holding common stock of ARG, (iii) that the Holder is not looking to or relying on the assets, income, or cash flow of ARG as a source of payment of the Security, except as such assets, income or cash flow may be distributed to the Company in its capacity as a stockholder of ARG to the extent permitted by any agreement to which ARG is a party (including the New Credit Facility) and to the extent declared by ARG's Board of Directors, and (iv) that the Holder has not received or relied on any information or representation that is contrary to the matters set forth above in this paragraph."

                  Section 1.33 Amendment to Sections 7.05, 7.08 and 9.02. Sections 7.05, 7.08 and 9.02 of the Indenture are hereby amended by deleting the words "(with a copy to the Credit Agent)".

                  Section 1.34 Amendment to Exhibits. The Exhibits of the Indenture are hereby amended by adding as Exhibit A-1 thereto the form of Series C Security attached hereto as Annex 1.


                                   ARTICLE II

                                  MISCELLANEOUS

                  Section 2.1 Incorporation of Indenture. All the provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented and amended by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                  Section 2.2 Headings. The headings of the Articles and Sections of this Second Supplemental Indenture are inserted for convenience of reference and shall not be deemed to be a part thereof.

                  Section 2.3 Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 2.4 Successors. All covenants and agreements in this Second Supplemental Indenture by the Issuer and the Trustee shall bind their respective successors.

                  Section 2.5 Separability Clause. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 2.6 Benefits of Second Supplemental Indenture. Nothing in this Second Supplemental Indenture, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Second Supple mental Indenture.

                  Section 2.7 Terms Defined. All terms defined elsewhere in the Indenture have the same meanings herein.

                  Section 2.8 Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.


                                            AMERICAN RESTAURANT GROUP
                                            HOLDINGS, INC.


                                            By:________________________________
                                               Name:
                                               Title:
Attest:


By:_________________________
     Name:
     Title:

                                            UNITED STATES TRUST COMPANY OF
                                            NEW YORK, as Trustee


                                            By:________________________________
                                               Name:
                                               Title:

                                     ANNEX 1


EXHIBIT A-1

                           [FORM OF SERIES C SECURITY]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "AC CREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO AMERICAN RESTAURANT GROUP HOLDINGS, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY

                                      1-1

SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

EACH TRANSFEREE AND HOLDER AGREES TO DELIVER THE CERTIFICATE REQUIRED BY
SECTION 2.06 AND 2.17, RESPECTIVELY, REGARDING THE NUMBER OF, OR ANY CHANGES IN, BENEFICIAL OWNERS OF THIS SECURITY.

THE NUMBER OF BENEFICIAL OWNERS OF SERIES C SECURITIES SHALL BE LIMITED TO 75.

                                      1-2

                    AMERICAN RESTAURANT GROUP HOLDINGS, INC.

                        14.25% Senior Discount Debenture

                         due December 15, 2005, Series C

No.                                   $


                  AMERICAN RESTAURANT GROUP HOLDINGS, INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to pay to or registered assigns, the principal sum of Dollars, on December 15, 2005.


                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.


                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.


Dated:

                              AMERICAN RESTAURANT GROUP
                                HOLDINGS, INC.


                              By:______________________________________________
                                       Name:
                                       Title:


                              By:______________________________________________
                                       Name:
                                       Title:

                                       1-3

                  This is one of the Securities described in the within-mentioned Indenture.


                                  UNITED STATES TRUST COMPANY OF CAL
                                  IFFY, N.A., as Trustee


                                  By:__________________________________________
                                           Authorized Signatory

                    AMERICAN RESTAURANT GROUP HOLDINGS, INC.

               14.25% Senior Discount Debenture due 2005, Series C

1.  Accretion; Interest.

                  American Restaurant Group Holdings, Inc., a Delaware corporation (the "Company"), will not pay cash interest on the principal amount of this Security. The Accreted Value of this Security will equal as of any date of determination on or after February 24, 1998 and prior to June 15, 1998 (a) the sum of $341.35 per $1,000 principal amount of this Security plus the Proportionate Amount on such date and (b) on or after June 15, 1998, the sum of $356.15 plus the portion of the excess of the principal amount of this Security over such amount which shall have been amortized through such date, such amount to be so amortized on a daily basis and compounded semi-annually on each June 15 and December 15 at the rate of 14.25% per annum from June 15, 1998 through the date of determination computed on the basis of a 360-day year of twelve 30-day months.


                  The Company shall pay interest on overdue principal to the extent lawful, at a rate equal to 16.25% per annum.

2.  Method of Payment.

                  Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, if any, and interest, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal, premium, if any, and interest, if any, by wire transfer of Federal funds, or interest, if any, by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.


3.  Paying Agent and Registrar.

                  Initially, United States Trust Company of New York will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.


                                       1-5

4.  Indenture.

                  The Company issued the Securities under an Indenture, dated as of December 1, 1993, among the Company and United States Trust Company of New York (the "Trustee"), as amended on March 13, 1996 and February 25,1998 (the "Indenture"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the
"TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are senior obligations of the Company limited in aggregate principal amount to $245,678,800.


5.  Optional Redemption and Prepayment.

                  The Securities will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the Accreted Value thereof plus accrued and unpaid interest, if any, thereon to the applicable redemption date.


6.  Notice of Redemption.

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations larger than $100 may be redeemed in part.


                  Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price, the Securities called for redemption will cease to bear interest (and cease to increase in their Accreted Value) and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.


                                       1-6

7.  Change of Control Offer.

                  Upon the occurrence of a Change of Control, each Holder shall have the right to require the repurchase of such Holder's Securities pursuant to a Change of Control Offer at a purchase price equal to 101% of Accreted Value.


8.  Excess Cash Offer.

                  Under certain circumstances the Company is required to offer to purchase in an Excess Cash Offer (at a price equal to 100% of Accreted Value) such aggregate Accreted Value which shall be equal to the Accumulated Amount required to be applied in such Excess Cash Offer.


9.  Denominations; Transfer; Exchange.

                  The Securities are in registered form, without coupons, in denominations of $1,000,000 and integral multiples of $100. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption.


                  By accepting the Series C Securities, the registered Holder thereof agrees to comply with Section 2.17 of the Indenture and (i) to promptly notify the Trustee in writing if the number of Beneficial Owners of such Security changes at any time during the period that such registered Holder owns such Security, and (ii) that it will not permit the Beneficial Owners of such Security to be increased without the prior written consent of the Trustee. The number of Beneficial Owners of the Securities is limited to 75.

10.  Persons Deemed Owners.


                                       1-7

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.


11.  Unclaimed Money.

                  If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agents will pay the money back to the Company at its request. After that, all liability of the Trustee and such Paying Agents with respect to such money shall cease.


12. Discharge Prior to Redemption or Maturity.

                  If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities.


13.  Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, comply with Article 5 of the Indenture or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security. This Security amends and restates in their entirety the Series A and Series B Securities issued pursuant to the Indenture.


                                       1-8

14.  Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of its Capital Stock and merge or consolidate with any other Person. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.


15.  Successors.

                  When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.


16.  Defaults and Remedies.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest, including pursuant to a Change of Control Offer or Excess Cash Offer) if it deter mines that withholding notice is in their interest.


17.  Trustee Dealings with Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the


                                       1-9

Trustee.


18.  Against Others.

                  No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.


19.  Separate Corporate Identity.

                  Each Holder of a Security by accepting a Security acknowledges
(i) that the Company is a separate legal entity from ARG, (ii) that the Holder is not relying on the credit of ARG in acquiring or holding the Security, but is relying solely on the credit of the Company, whose sole business at the time of the issuance of the Series C Securities is holding common stock of ARG, (iii) that the Holder is not looking to or relying on the assets, income, or cash flow of ARG as a source of payment of the Security, except as such assets, income or cash flow is distributed to the Company in its capacity as a stockholder of ARG, and (iv) that the Holder has not received or relied on any information or representation that is contrary to the matters set forth above in this paragraph.

20.  Authentication.

                  This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.


21.  Abbreviations and Defined Terms.


                                      1-10

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TENENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).


22. CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities immediately prior to the qualification of the Indenture under the TIA as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.


                                      1-11

                  The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: American Restaurant Group Holdings, Inc., 450 Newport Center Drive, Newport Beach, California 92660, Attn.: Chief Financial Officer.


                                      1-12

                                 ASSIGNMENT FORM

I or we assign and transfer this Security

to_______________________________________________________________

_________________________________________________________________
(Print or type name, address and zip code of assignee)

_________________________________________________________________
(Insert Social Security or other identifying number of assignee)

and irrevocably appoint _______________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                                      Signed: ____________________



                                            Signature Guarantee:



                                            _______________________________
                                            Participant in a recognized
                                            Signature Guarantee Medallion
                                             Program (or other signature
                                            guarantor program reasonably
                                            acceptable to the Trustee)



                                      1-13

                                 ASSIGNMENT FORM

I or we assign and transfer this Security

to_______________________________________________________________

_________________________________________________________________
(Print or type name, address and zip code of assignee)

_________________________________________________________________
(Insert Social Security or other identifying number of assignee)

and irrevocably appoint _______________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

 Dated:                                     Signed: ____________________



                                            Signature Guarantee:



                                            ________________________________
                                            Participant in a recognized
                                             Signature Guarantee Medallion
                                            Program (or other signature
                                            guarantor program reasonably
                                            acceptable to the Trustee)



                                      1-14

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Company pursuant to Section 3.07 or 3.08 of the Indenture, check the box: [ ]

                  If you wish to have a portion of this Security purchased by the Company pursuant to Section 3.07 or 3.08 of the Indenture, state the amount:

 Dated: __________________                  Signed: ____________________
                                                    (Sign exactly as
                                                    name appears on the
                                                    other side of this
                                                    Security)


Signature
                                    Guarantee:__________________________________
                                    Participant in a recognized Signature
                                    Guarantee Medallion Program (or other
                                    signature guarantor program reasonably
                                    acceptable to the Trustee)


                                      1-15